Exhibit 10.1

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into this 14 day of July 2006, by and between New Colorado Prime Holdings, Inc., a Delaware corporation (the "CPH"), and Craig Laughlin, an individual ("Seller"), on the following premises.

                                    PREMISES

     CPH and Seller are parties to the Agreement and Plan of Reorganization, dated July 14, 2006, pursuant to which SimplaGene USA, Inc., a Nevada corporation ("SMPG"), will acquire CPH and the stockholders of CPH will become the principal stockholders of SMPG. Seller is a controlling stockholder of SMPG, and as a negotiated element of the transaction agreed to sell to CPH 999,300 shares of the common stock of SMPG owned by Seller (the "Shares") that will be surrendered by CPH to SMPG for cancellation, thereby improving the stockholders' equity of SMPG and increasing the percentage ownership of SMPG held by the stockholders of CPH following the acquisition. Seller agreed to sell shares to CPH in consideration of a cash payment and an undertaking from SMPG to register common stock of SMPG held by Seller under certain circumstances.

                                    AGREEMENT

     NOW, THEREFORE, for and in consideration of the foregoing premises, which are incorporated herein, and the terms and conditions hereinafter set forth, the parties hereto agree as follows:

     Section 1. REPRESENTATIONS AND WARRANTIES OF THE SELLER. As an inducement to, and to obtain the reliance of, CPH, the Seller represents and warrants to CPH as follows:

     1.1     Seller's  Authority.  Seller  has  full power and capacity to enter
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into  this  Agreement.  This  Agreement  has been duly executed and delivered by
Seller and this Agreement is the valid and binding obligation of Seller, enforceable in accordance with its terms

     1.2     No  Conflict.  Neither  the  execution, delivery and performance of
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this Agreement, nor the consummation of the transactions contemplated hereby nor compliance with the provisions hereof, will conflict with, or result in any violations of, or cause a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Seller under, any term, condition or provision of any loan or credit agreement, mortgage, deed of trust, indenture, lease or other material agreement, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Seller or his properties or assets.

     1.3     Governmental  Consents.  No  consent,  approval,  order  or
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authorization  of,  or  registration,  declaration  or  filing  with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (each a "Governmental Entity"), is required to be obtained by the Seller in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     1.4     Litigation.  There  is  no suit, action, arbitration, demand, claim
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or  proceeding  pending  or,  to  the  best  knowledge of the Seller, threatened against the Seller, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity outstanding against the Seller, in each case as related to the Shares.

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     1.5    Consents. The Seller is not required to make any filing with or give
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any  notice to, or to obtain any consent from, any person in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     1.6     Marketable  Title to Common Stock.  The Shares are duly authorized,
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validly  issued,  fully  paid  and  nonassessable.  The Shares are subject to no restrictions with respect to transferability to CPH, except for those restrictions required by federal and state securities laws. Seller has, and this Agreement will be sufficient to convey, good and marketable title to the Shares, represented by certificate nos.' _______ and ______registered in the name of Seller, which are the 999,300 common shares to be conveyed pursuant to this Agreement, free and clear of all liens, pledges, charges, encumbrances or claims whatsoever.

     Section 2. REPRESENTATIONS AND WARRANTIES OF CPH. As an inducement to, and to obtain the reliance of, Seller, CPH represents and warrants to Seller as follows:

     2.1 CPH is a corporation duly organized and existing under the laws of the state of Delaware and has all corporate power and is duly authorized and qualified to own all of its properties and assets and carry on its business in all material respects. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the CPH's certificate of incorporation (as amended and restated) or bylaws.

     2.2 The consummation of the transactions contemplated hereby will not result in a breach of any term or provision of, or constitute an event of default under, any material loan agreement, mortgage, deed of trust, security instrument, or other material agreement or instrument to which CPH is a party or to which any of its assets or operations are subject.

     2.3 The consummation by CPH of this Agreement and the transactions herein contemplated has been duly authorized by its board of directors, and no stockholder or further corporate action is required to be completed by CPH prior to consummation of the transactions contemplated by this Agreement.

     Section 3. PURCHASE OF SHARES. Concurrently with the execution of this Agreement, CPH hereby purchases all of the Shares, and the Seller hereby sells the Shares to CPH, for a cash payment of $449,042 made by wire transfer to an account designated in writing by Seller to CPH prior to or concurrently with the execution and delivery of this Agreement by the parties hereto.

     Section 4. REGISTRATION RIGHTS. In consideration of the sale of the Shares as provided in Section 3, above, the parties acknowledge that SMPG will grant to Seller registration rights with respect to all shares of common stock of SMPG that Seller has not held for two years or more as of the date of this Agreement and that are subject to restrictions on resale imposed by reference to the registration requirements of the Securities Act of 1933, all as provided in the Registration Rights Agreement attached hereto as Appendix A.

     Section  5.     MISCELLANEOUS.

     5.1 This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the state of Delaware.

     5.2 In the event any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

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     5.3     Every  right  and  remedy  provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith. No waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. This Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     5.6 This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     AGREED  AND  ENTERED  INTO,  as  of  the year and date first above written.

SELLER                              NEW  COLORADO  PRIME  HOLDINGS,  INC.



/s/ Craig  Laughlin                         By: /s/ Paul A. Roman
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Craig  Laughlin                                   Paul A. Roman, Chief Executive
Officer